                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 2, 1998


                     CALIFORNIA INFRASTRUCTURE AND ECONOMIC
                  DEVELOPMENT BANK SPECIAL PURPOSE TRUST SCE-1
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                            (Issuer of Certificates)

                                SCE FUNDING LLC
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               (Exact Name of Registrant as Specified in Charter)

       DELAWARE                        333-30785                     95-4640661
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(State or Other Jurisdiction          (Commission                   (IRS Employer
    of Incorporation)                 File Number)               Identification No.)

2244 WALNUT GROVE AVENUE, ROOM 180, ROSEMEAD, CA                91770
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  (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:      (626) 302-1850
                                                         --------------


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         (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4 and 6 through 9 are not included because they are not applicable.

ITEM 5.  OTHER EVENTS.

          As previously reported in Item 5 of the Registrant's Current Report on Form 8-K dated July 1, 1998, the Californians for Affordable and Reliable Electric Service, A Coalition of California Business Organizations and Utilities ("CARES"), filed a petition for writ of mandate with the Court of Appeal of the State of California, Third Appellate District (Californians for Affordable and Reliable Electric Service v. Bill Jones, et al., No. 3 Civ. C029528). The CARES petition challenges a proposed voter initiative (Proposed Initiative No. SA 97 RF 0064) as illegal and unconstitutional on its face, and seeks to remove the proposed initiative from the November 1998 ballot. On July 2, 1998, the Court denied the CARES petition. On July 6, 1998, CARES filed its appeal of the denial with the California Supreme Court. On July 15, 1998, the California Supreme Court denied the CARES petition. These denials represent decisions by the Court of Appeal of the State of California, Third Appellate District, and the California Supreme Court not to consider the merits of the CARES petition prior to the November 1998 ballot.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SCE FUNDING LLC


                                    By:  /s/ Mary C. Simpson
                                         -------------------
                                         Mary C. Simpson
                                         Vice President and Treasurer

Dated: July 16, 1998

                                       3